                                                                      EXHIBIT 99

                                                                [AMD Letterhead]


                                                                Contact:

                                                                Scott Allen
                                                                Public Relations
                                                                (408) 749-3881



                       AMD REPORTS FIRST QUARTER RESULTS

  SUNNYVALE, CA - April 7, 1998 - AMD today reported a net loss of $55,827,000 on sales of $540,856,000 for its first quarter, ended March 29, 1998. The loss amounted to $0.39 per share. Revenues declined by 12 percent from the quarter ended December 28, 1997, and by 2 percent from the quarter ended March 30, 1997.

  Sales for the first quarter of 1997 were $551,999,000, which resulted in net income of $12,951,000, or $0.09 per share, diluted. In the fourth quarter of 1997, AMD reported sales of $613,171,000, which resulted in a net loss of $12,334,000, or $0.09 per share.

  "The first quarter of 1998 was an unusually difficult one for AMD," said W.J. Sanders III, chairman and chief executive officer. "We faced three major challenges: 1) remedying yield problems that limited production of AMD-K6(R) processors on our initial 0.35-micron technology; 2) achieving a successful transition to leading-edge 0.25-micron technology which is essential to producing higher-performance AMD-K6 processors; and 3) coping with the effects of a semiconductor industry slowdown.

  "During the quarter, market conditions in the worldwide semiconductor industry were unsettled, characterized by excess capacity in memories with attendant severe price pressure, aggressive inventory reduction programs by customers, and weak demand in certain Asian economies--notably Korea and Japan. These conditions contributed to a 9 percent aggregate decline in revenues from our three non-microprocessor businesses - the Communications Group, the Memory Group, and our programmable logic company, Vantis*. These conditions continue.

  "The outlook is brighter for our Computation Products Group," Sanders continued. "We have resolved the yield problems on the 0.35-micron process. More importantly, we have made excellent progress toward our top-priority goal of achieving a successful transition to 0.25-micron technology for AMD-K6 processors in Fab 25 in Austin, Texas. During the just-completed transition quarter, AMD-K6 unit production increased nominally over the 1.5 million units shipped in the immediate-prior quarter. More than 10 percent of unit shipments were 0.25-micron devices, including our first volume shipments of 300-megahertz AMD-K6 processors.

  "Conversion of production wafer starts to 0.25-micron technology is progressing well, and more than half of our Fab 25 wafer starts are now on 0.25-micron technology. We remain on target to convert all of our production to this technology by the end of the current quarter. Current production rates and yields have encouraged us to communicate to our present customers that we expect to produce substantially more AMD-K6 processors in a higher-performance mix this quarter. Also, we are currently engaged in expanding our customer base to absorb the significant increases in output we plan for the second half of the year," Sanders concluded.

Cautionary Statement

     Investors are cautioned that all forward-looking statements of management's expectations involve risks and uncertainties that could cause actual results to differ materially from current expectations. Any forward-looking statements about the AMD-K6 processor involve risks and uncertainties, including whether: the company will successfully convert all of its production to 0.25-micron process technology as planned; the company will be able to significantly increase output of AMD-K6 processors, including higher-performance AMD-K6 processors; the company will maintain or increase the current production yields; the company will be successful in expanding its customer base; customer demand for the AMD-K6 processor will continue at current or greater levels; the company will have the financial and other resources necessary to continue to invest in the microprocessor business; and economic conditions will change and affect demand for microprocessors and other integrated circuits. Investors are urged to consult the risks and uncertainties detailed in the company's reports filed with the Securities and Exchange Commission.

About AMD

AMD is a global supplier of integrated circuits for the personal and networked computer and communications markets. AMD produces processors, flash memories, programmable logic devices, and products for communications and networking applications. Founded in 1969 and based in Sunnyvale, California, AMD had revenues of $2.4 billion in 1997. (NYSE: AMD).

WORLD WIDE WEB: Press announcements and other information about AMD are available on the Internet via the World Wide Web. Type http:/www.amd.com at the URL prompt.

Vantis is a trademark of Advanced Micro Devices, Inc.

AMD-K6, AMD, the AMD logo and combinations thereof are registered trademarks of Advanced Micro Devices, Inc.
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

ADVANCED MICRO DEVICES, INC.
CONSOLIDATED BALANCE SHEETS
(THOUSANDS)
                                                                                    March 29,                December 28,
                                                                                      1998                       1997
                                                                                   (Unaudited)                (Audited)
----------------------------------------------------------------------------------------------------------------------------

ASSETS

----------------------------------------------------------------------------------------------------------------------------
Current assets:
     Cash, cash equivalents and short-term investments                           $  306,804                 $  467,032
     Accounts receivable, net                                                       254,346                    329,111
     Inventories                                                                    157,859                    168,517
     Deferred income taxes                                                          160,583                    160,583
     Prepaid expenses and other current assets                                       36,214                     50,024

----------------------------------------------------------------------------------------------------------------------------

              Total current assets                                                  915,806                  1,175,267

Property, plant and equipment, net                                                2,054,295                  1,990,689
Investment in joint venture                                                         208,616                    204,031
Other assets                                                                        153,589                    145,284

----------------------------------------------------------------------------------------------------------------------------

                                                                                 $3,332,306                 $3,515,271
============================================================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY

----------------------------------------------------------------------------------------------------------------------------

Current liabilities:
     Notes payable to banks                                                      $    5,372                 $    6,601
     Accounts payable                                                               279,176                    359,536
     Accrued compensation and benefits                                               74,047                     63,429
     Accrued liabilities                                                            101,686                    134,656
     Income tax payable                                                              13,500                     12,676
     Deferred income on shipments to distributors                                    78,427                     83,508
     Current portion of long-term debt and capital
       lease obligations                                                             95,048                     66,364
----------------------------------------------------------------------------------------------------------------------------

              Total current liabilities                                             647,256                    726,770

Deferred income taxes                                                                46,168                     96,269
Long-term debt and capital lease obligations,
  less current portion                                                              666,271                    662,689

Stockholders' equity:
     Capital stock:
         Common stock, par value                                                      1,435                      1,428
     Capital in excess of par value                                               1,026,313                  1,018,884
     Retained earnings                                                            1,010,304                  1,066,131
     Unrealized gain on investments                                                     779                      2,007
     Cumulative translation adjustments                                             (66,220)                   (58,907)
----------------------------------------------------------------------------------------------------------------------------

              Total stockholders' equity                                          1,972,611                  2,029,543

----------------------------------------------------------------------------------------------------------------------------

                                                                                 $3,332,306                 $3,515,271
============================================================================================================================


Advanced Micro Devices, Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Thousands except per share amounts)


                                                                            Quarters Ended
                                                                              (Unaudited)
-----------------------------------------------------------------------------------------------------------------
                                                                  Mar. 29            Dec. 28            Mar. 30
                                                                   1998                1997               1997
-----------------------------------------------------------------------------------------------------------------
NET SALES                                                        $ 540,856           $613,171           $551,999

Cost of sales                                                      423,591            428,856            349,076
Research and development                                           128,120            127,031            104,908
Marketing, general and
    administrative                                                  88,214            102,296             94,519

-----------------------------------------------------------------------------------------------------------------
                                                                   639,925            658,183            548,503

-----------------------------------------------------------------------------------------------------------------

Operating income (loss)                                            (99,069)           (45,012)             3,496

Interest income and other, net                                       5,581              6,525             13,322
Interest expense                                                   (12,472)           (11,757)            (9,410)

-----------------------------------------------------------------------------------------------------------------

Income (loss) before income taxes
    and equity in joint venture                                   (105,960)           (50,244)             7,408
Provision (benefit) for income
    taxes                                                          (42,397)           (29,861)             2,148

-----------------------------------------------------------------------------------------------------------------

Income (loss) before equity
    in joint venture                                               (63,563)           (20,383)             5,260

Equity in net income of
    joint venture                                                    7,736              8,049              7,691

-----------------------------------------------------------------------------------------------------------------

NET INCOME (LOSS) APPLICABLE                                     $ (55,827)          $(12,334)          $ 12,951
   TO COMMON STOCKHOLDERS

-----------------------------------------------------------------------------------------------------------------

NET INCOME (LOSS) PER COMMON
    SHARE
  - Basic                                                        $   (0.39)          $  (0.09)          $   0.09
  - Diluted                                                      $   (0.39)          $  (0.09)          $   0.09

-----------------------------------------------------------------------------------------------------------------

Shares used in per share
    calculation
  - Basic                                                          142,503            141,889            138,616
  - Diluted                                                        142,503            141,889            146,758

-----------------------------------------------------------------------------------------------------------------


ADVANCED MICRO DEVICES, INC.                                             INFORMATION ONLY
--------------------------------------------------------------------------------------------------------------
NON-GAAP CONSOLIDATED STATEMENTS OF OPERATIONS*
(Includes Pre-Tax FASL Investment Equity Income in Operating Income (Loss))
--------------------------------------------------------------------------------------------------------------
(Thousands except per share amounts)


                                                                                Quarters Ended
                                                                                  (Unaudited)
--------------------------------------------------------------------------------------------------------------
                                                                 Mar. 29            Dec. 28            Mar. 30
                                                                  1998                1997              1997
--------------------------------------------------------------------------------------------------------------
NET SALES                                                      $ 540,856          $ 613,171         $ 551,999

Cost of sales                                                    423,591            428,856           349,076
Income from equity
    investment in FASL                                           (15,988)           (16,770)          (12,482)
Research and development                                         128,120            127,031           104,908
Marketing, general and
    administrative                                                88,214            102,296            94,519

--------------------------------------------------------------------------------------------------------------
                                                                 623,937            641,413           536,021

--------------------------------------------------------------------------------------------------------------

Operating income (loss)                                          (83,081)           (28,242)           15,978

Interest income and other, net                                     5,581              6,525            13,322
Interest expense                                                 (12,472)           (11,757)           (9,410)

--------------------------------------------------------------------------------------------------------------

Income (loss) before income taxes                                (89,972)           (33,474)           19,890
Provision (benefit) for income
    taxes                                                        (42,397)           (29,861)            2,148
Provision for taxes on equity
    income in FASL                                                 8,252              8,721             4,791

--------------------------------------------------------------------------------------------------------------

NET INCOME (LOSS) APPLICABLE
    TO COMMON STOCKHOLDERS                                     $ (55,827)         $ (12,334)         $ 12,951

--------------------------------------------------------------------------------------------------------------

NET INCOME (LOSS) PER COMMON
    SHARE
  - Basic                                                      $   (0.39)         $   (0.09)         $   0.09
  - Diluted                                                    $   (0.39)         $   (0.09)         $   0.09

--------------------------------------------------------------------------------------------------------------

Shares used in per share
    calculation
  - Basic                                                        142,503            141,889           138,616
  - Diluted                                                      142,503            141,889           146,758

--------------------------------------------------------------------------------------------------------------

* The above statements of operations are not in accordance with generally accepted accounting principles (GAAP) in that the pre-tax equity income of FASL has been reclassified and included in the determination of operating income (loss). Net income (loss) and related net income (loss) per common share amounts are the same as those reported under GAAP.

                                      AMD
                            SELECTED CORPORATE DATA
                                  (UNAUDITED)

----------------------------------------------------------------------------------------------
PRODUCT LINE BREAKDOWN
----------------------             Q1 '98                  Q4 '97                 Q1 '97
                          % OF SALES   REVENUE    % OF SALES    REVENUE   % OF SALES   REVENUE
                          ----------   -------    ----------    -------   ----------   -------
----------------------------------------------------------------------------------------------
Communications Group
(CPD, LPD, NPD)                28      $149M          28          $174M       31        $171M

Vantis (PLD)                   10        56M           9            55M       13          69M

Memory Group (MG)              31       167M          30           181M       33         184M

Computation Products Group
(CMD, PPD, TMD)                31       169M          33           203M       23         128M



----------------------------------------------------------------------------------------------
OTHER DATA                    Q1 '98                    Q4 '97                   Q1 '97
----------                    -------                 ------------              -------
----------------------------------------------------------------------------------------------
Depreciation
and Amortization              $117M                      $108M                    $ 89M


Capital Additions              193M                       250M*                    151M

Headcount                    12,936                     12,759                   12,025
----------------------------------------------------------------------------------------------
International Sales              55%                        56%                      56%

* Restated from Q4 '97.